Income Tax - Income Tax Benefit (Expense) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
The Netherlands Taxes - current		$ 5	$ (1)
Foreign taxes - current	(120)	(90)	(130)
Total current taxes	(120)	(85)	(131)
The Netherlands Taxes - deferred	0	0	0
Foreign taxes - deferred	143	48	80
Total deferred taxes	143	48	80
Income tax benefit (expense)	$ 23	$ (37)	$ (51)
Effective tax rate	(21.00%)	(6.00%)	(2.00%)